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SAMPLE ONLY. DO NOT USE.

EXHIBIT 20.2

IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED
AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

BALLOT FOR ACCEPTING OR REJECTING
PLAN OF REORGANIZATION OF

APPLIED EXTRUSION TECHNOLOGIES, INC.
APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

THE VOTING DEADLINE IS NOVEMBER 24, 2004 AT 5:00 P.M., EASTERN STANDARD TIME, UNLESS EXTENDED BY THE DEBTORS WITH THE CONSENT OF THE RESTRUCTURING AGREEMENT NOTEHOLDERS. YOUR BALLOT MUST BE RECEIVED BY YOUR BROKER, BANK OR OTHER NOMINEE, OR SUCH PERSON'S PROXY HOLDER OR AGENT (THE "NOMINEE") WITHIN SUFFICIENT TIME OF THAT DATE TO ENABLE THE NOMINEE TO SUBMIT A BALLOT ON YOUR BEHALF.

PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS BEFORE COMPLETING THE BALLOT. PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN. YOUR NOMINEE IS COMPLETING A MASTER BALLOT ON YOUR BEHALF. CONSEQUENTLY, YOU MUST ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE THE MASTER BALLOT AND SUBMIT THE MASTER BALLOT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE NOVEMBER 24, 2004 VOTING DEADLINE.

Class 3—Large Note Claims

        If you are a beneficial owner of Large Note Claims(1) against Applied Extrusion Technologies, Inc. ("AET") or Applied Extrusion Technologies (Canada), Inc. ("AET Canada", together with AET, the "Debtors"), please use this ballot (this "Large Note Claim Ballot") to cast your vote to accept or reject the Plan of Reorganization of AET and AET Canada (as may be amended, modified or supplemented from time to time in accordance with the terms therein, the "Plan"). The Plan is Exhibit A to the Solicitation and Disclosure Statement, dated November 1, 2004 (the "Solicitation and Disclosure Statement"), which accompanies this Large Note Claim Ballot.

(1)
"Large Note Claims" means all Claims (including without limitation all guaranty Claims) arising from, related to or connected with the Senior Notes that are $500,000 or more in principal amount, as more fully set forth in the Plan and the Solicitation and Disclosure Statement. The Senior Notes (the "Senior Notes") are the 10 3/4% Senior Notes due 2011 issued by AET under the Indenture dated as of June 19, 2001 among AET, AET Canada and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, CUSIP NO. 038196AD3.

        The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        Before you vote, you should review the Solicitation and Disclosure Statement and the Plan for its effects on holders of claims against the Debtors. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 3 under the Plan. In respect of Class 3, the Plan contemplates substantively consolidating the Debtors solely for the purposes of voting, confirmation and distribution.

SAMPLE ONLY. DO NOT USE.

        All Holders of Large Note Claims, regardless of whether voting to accept or reject the Plan, should submit the Large Note Claim Ballot to their Nominee for purposes of placement in the Class of Large Note Claims. Failure to submit a Large Note Claim Ballot may result in a distribution of Cash in an amount of the Small Noteholder Allocation on account of your Claim. Please see the Plan for further details.

        After the Voting Deadline, the vote represented by this Large Note Claim Ballot is irrevocable and you may not change or withdraw your vote without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown. This Large Note Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan, to be placed in the Class of Large Note Claims and to make the certifications set forth below.

INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote on their proposed Plan. Please review the Solicitation and Disclosure Statement and Plan carefully before you vote. All capitalized terms used in this Large Note Claim Ballot but not otherwise defined herein shall have the meanings given to such terms in the Plan.

        The Voting Deadline is 5:00 p.m., Eastern Standard Time, on November 24, 2004, unless the Debtors extend the Voting Deadline with the consent of the Restructuring Agreement Noteholders. In such event, the term "Voting Deadline" means the latest time and date as to which this solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. In case of an extension of the Voting Deadline, the Debtors do not intend to change the Voting Record Date, but reserve their right to do so. Your Nominee must cast your vote on your behalf on a Master Ballot prior to the Voting Deadline. Please allow sufficient time for your ballot to reach your Nominee.

        This Large Note Claim Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by the Debtors of the nature, validity or amount of any claim.

        To complete the Large Note Claim Ballot properly, take the following steps:

  1.
  COMPLETE ITEM 1 (if not already filled out by your Nominee) AND ITEM 2. Large Note Claim Ballots that are signed and returned but do not indicate acceptance or rejection of the Plan will not be counted. A Large Note Claim Ballot accepting or rejecting the Plan may not be revoked or changed after the Voting Deadline without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown.

  2.
  REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

  3.
  SIGN THE LARGE NOTE CLAIM BALLOT.

  4.
  RETURN THE LARGE NOTE CLAIM BALLOT TO YOUR NOMINEE (you must make sure your Nominee receives your Large Note Claim Ballot in time for your Nominee to submit it to the Voting Agent before the Voting Deadline).

Item 1.    Principal Amount of Large Note Claims Held.

        The undersigned certifies that as of the October 8, 2004 Voting Record Date, the undersigned was the beneficial holder of Large Note Claims in the following aggregate unpaid principal amount (insert amount in the applicable box below). If your Senior Notes are held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately to obtain this information.

        A.    Name of Holder                                                 (Insert your name if the Large Note Claims are held by you in record name or, if held in street name, insert the name of your broker or bank.)

        B.    Principal Amount of Senior Notes Upon Which Large Note Claims Are Based.

$

SAMPLE ONLY. DO NOT USE.

Item 2.    Class 3 Vote.

        The beneficial owner of the Large Note Claims identified in Item 1 votes as follows (check one box only, if you do not check a box your vote will not be counted):

Accept the Plan ☐	Reject the Plan ☐

        THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE RELEASED ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE ARTICLE X OF THE PLAN AND PART II.K. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

        FAILURE BY YOU OR YOUR NOMINEE TO TIMELY SUBMIT THE BALLOT OR THE MASTER BALLOT MAY RESULT IN A DISTRIBUTION OF CASH IN AN AMOUNT OF THE SMALL NOTEHOLDER ALLOCATION ON ACCOUNT OF YOUR CLAIM. PLEASE SEE THE PLAN FOR FURTHER DETAILS.

        BY SIGNING THIS BALLOT, HOLDERS OF CLAIMS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE AGREED TO THE FOLLOWING RESTRICTIONS ON THE TRANSFER OF ALL SENIOR NOTES HELD BY THEM ON THE DATE OF THIS BALLOT, THROUGH THE EARLIER OF THE EFFECTIVE DATE OF THE PLAN AND FEBRUARY 28, 2005:

  A.
  Each Beneficial Owner may transfer its Senior Notes only if (1) such transfer involves a transfer to one or more existing holders of Large Note Claims or (2) such transfer involves a transfer of 100% of the aggregate principal amount of the Senior Notes owned by the transferring holder; andA.

  B.
  Any transfer of Senior Notes shall be made only to a transferee who agrees to be bound by the transfer restrictions set forth in subparagraph A above and this subparagraph B and who agrees to give notice of such transfer restrictions to any subsequent transferee; and

  C.
  Any purported transfer not in compliance with subparagraphs A and B above shall be null and void and neither AET nor the Reorganized AET shall be required to recognize such purported transfer for any purpose whatsoever.

Item 3.    Certification.

        By returning this Large Note Claim Ballot, the beneficial owner of the Large Note Claims listed in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Senior Notes listed in Item 1, (b) it was the beneficial owner of Large Note Claim(s) based upon the Senior Notes listed in Item 1 on October 8, 2004, (c) it has received, read and reviewed a copy of the Solicitation and Disclosure Statement (including the exhibits thereto), (d) it understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement, (e) no other ballots with respect to the Large Note Claims listed in Item 1 have been cast or, if any other ballots have been cast with respect to such Large Note Claims, such earlier ballots are hereby revoked, (f) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission and that such securities will be acquired for such person's or entity's own account and not with a view to any distribution of such securities in violation of the United States Securities Act of 1933, (g) such beneficial owner authorizes its Nominee to treat this ballot as a direction to include its Claim as a Large Note Claim on the Master Ballot and

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provide notification and tender of its Senior Notes through the Depository Trust Company Automated Tender Offer Program ("ATOP"), (h) it understands that, upon the tender of its Senior Notes through ATOP, it shall not have a right of withdrawal from ATOP and its Nominee must coordinate with the Senior Note Disbursing Agent to effectuate a transfer of its Senior Notes prior to the Effective Date, (i) it understands that, upon the tender of its Senior Notes through ATOP, it may change or revoke the vote cast by this Large Note Claim Ballot, pursuant to the terms contained herein and in the Solicitation and Disclosure Statement, and it may continue to trade its Senior Notes by contacting the Senior Note Disbursing Agent at Wells Fargo Bank, National Association, attention Carrie M. Benson, at either 612-316-0766 or carrie.m.benson@wellsfargo.com, and (j) all authority conferred or agreed to be conferred pursuant to this Large Note Claim Ballot, and every obligation of the undersigned hereunder, including the transfer restrictions set forth in Item 2, shall be binding upon the transferees, successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name:
(Print or Type)
Social Security or Federal Tax I.D. No.:
(Optional)
Signature:
By:
(If Appropriate)
Title:
(If Appropriate)
Street Address:
City, State, Zip Code:
Telephone Number:	(	)
Date Completed:

        No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Large Note Claim Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED. PLEASE ALLOW SUFFICIENT TIME FOR YOUR LARGE NOTE CLAIM BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO SUBMIT AND PROCESS THE MASTER BALLOT BEFORE THE VOTING DEADLINE.

IF YOU HAVE ANY QUESTIONS REGARDING THIS LARGE NOTE CLAIM BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ANOTHER BALLOT OR ADDITIONAL COPIES OF THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

IF AFTER YOUR SENIOR NOTES HAVE BEEN TENDERED THROUGH ATOP YOU WISH TO TRADE YOUR SENIOR NOTES, PLEASE CONTACT THE SENIOR NOTE DISBURSING AGENT AT WELLS FARGO BANK, NATIONAL ASSOCIATION, ATTENTION CARRIE M. BENSON, AT EITHER (612)-316-0766 OR CARRIE.M.BENSON@WELLSFARGO.COM.

SAMPLE ONLY. DO NOT USE.

IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED
AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

MASTER BALLOT FOR ACCEPTING OR REJECTING
PLAN OF REORGANIZATION OF

APPLIED EXTRUSION TECHNOLOGIES, INC.
APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

Class 3—Large Note Claims

THE VOTING DEADLINE IS NOVEMBER 24, 2004 AT 5:00 P.M., EASTERN STANDARD TIME, UNLESS EXTENDED BY THE DEBTORS WITH THE CONSENT OF THE RESTRUCTURING AGREEMENT NOTEHOLDERS. YOUR BALLOT MUST BE RECEIVED BY THE VOTING AGENT, BANKRUPTCY SERVICES, LLC, BY THE VOTING DEADLINE, OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT (THE "LARGE NOTE CLAIM MASTER BALLOT") AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO THE VOTING AGENT AT 757 THIRD AVENUE, 3rd FLOOR, NEW YORK, NY 10017, ATTN: AET BALLOT PROCESSING. YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THE LARGE NOTE CLAIM MASTER BALLOT IS RECEIVED BY THE VOTING AGENT BY THE VOTING DEADLINE.

        This Large Note Claim Master Ballot is to be used by you, as a broker, bank or other nominee, or as such person's proxy holder or agent (each of the foregoing, a "Nominee"), for beneficial owners of Large Note Claims(1) ("Beneficial Owners") against Applied Extrusion Technologies, Inc. ("AET") or Applied Extrusion Technologies (Canada), Inc. ("AET Canada", together with AET, the "Debtors"). This Large Note Claim Master Ballot is being sent to Nominees for such Nominees to: (a) cast votes to accept or reject the Plan of Reorganization of AET and AET Canada (as may be amended, modified or supplemented from time to time in accordance with the terms therein, the "Plan") on behalf of and in accordance with the ballots cast by the Beneficial Owners of Class 3 Large Note Claims (the "Large Note Claim Ballots"); and (b) to deliver notification through the Depository Trust Company ("DTC") Automated Tender Offer Program ("ATOP") of the status of the Beneficial Owners who cast Large Note Claim Ballots as Holders of Large Note Claims as of the October 8, 2004 Voting Record Date.

(1)
"Large Note Claims" means all Claims (including without limitation all guaranty Claims) arising from, related to or connected with the Senior Notes that are $500,000 or more in principal amount, as more fully set forth in the Plan and the Solicitation and Disclosure Statement. The Senior Notes (the "Senior Notes") are the 10 3/4% Senior Notes due 2011 issued by AET under the Indenture dated as of June 19, 2001 among AET, AET Canada and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, CUSIP NO. 038196AD3.

All capitalized terms used in this Large Note Claim Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Plan. The Plan is Exhibit A to the Solicitation and Disclosure Statement, dated November 1, 2004 (the "Solicitation and Disclosure Statement"), which accompanies this Large Note Claim Master Ballot. In respect of Class 3, the Plan contemplates substantively consolidating the Debtors solely for the purposes of voting, confirmation and distribution.

        The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless

SAMPLE ONLY. DO NOT USE.

confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. After the Voting Deadline, the votes represented by this Large Note Claim Master Ballot are irrevocable and you may not change or withdraw the votes listed in Item 2 without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown. This Large Note Claim Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS LARGE NOTE CLAIM MASTER BALLOT AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED. IF A MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE VOTING AGENT, ANY VOTES TRANSMITTED THEREBY WILL NOT BE COUNTED, WHICH MAY RESULT IN A DISTRIBUTION OF CASH IN AN AMOUNT OF THE SMALL NOTEHOLDER ALLOCATION TO THE HOLDERS OF THE SENIOR NOTES FOR WHOM YOU ARE THE NOMINEE. ALL HOLDERS OF LARGE NOTE CLAIMS, REGARDLESS OF WHETHER VOTING TO ACCEPT OR REJECT THE PLAN, SHOULD SUBMIT THE LARGE NOTE CLAIM BALLOT TO YOU AS THEIR NOMINEE FOR PURPOSES OF PLACEMENT IN THE CLASS OF LARGE NOTE CLAIMS.

Item 1.    Certification of Authority to Vote.

        The undersigned certifies that as of the October 8, 2004 Voting Record Date, the undersigned (please check the applicable box):

☐    Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below, and is the registered holder of such Senior Note Claims; or

☐    Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; or

☐    Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below;

And, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Large Note Claims listed in Item 2 below.

Item 2.    Class 3 Vote.

        The undersigned transmits the following votes and proxies of Beneficial Owners of the Large Note Claims and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of Large Note Claims as of the October 8, 2004 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Large Note Claim Ballots casting such votes.

        Indicate in the appropriate column the aggregate principal amount of Senior Notes voted for each account, or attach such information to this Large Note Claim Master Ballot in the form of the following table.

SAMPLE ONLY. DO NOT USE.

Class 3—Large Note Claims

Your Customer Account Number for Each Beneficial Owner of Senior Notes Upon Which Large Note Claims are Based	Principal Amount of Senior Notes Upon Which Large Note Claims are Based Voted to ACCEPT the Plan		Principal Amount of Senior Notes Upon Which Large Note Claims are Based Voted to REJECT the Plan	Total Principal Amount of Senior Notes Upon Which Large Note Claims are Based	VOI Number
1.	$	OR	$

2.	$	OR	$

3.	$	OR	$

4.	$	OR	$

5.	$	OR	$

6.	$	OR	$

7.	$	OR	$

8.	$	OR	$

9.	$	OR	$

10.	$	OR	$

TOTALS	$		$

        THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE RELEASED ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE ARTICLE X OF THE PLAN AND PART II.K. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

        BY SIGNING THEIR BALLOTS, BENEFICIAL OWNERS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE AGREED TO THE FOLLOWING RESTRICTIONS ON THE TRANSFER OF ALL SENIOR NOTES HELD BY THEM ON THE DATE OF THIS BALLOT, THROUGH THE EARLIER OF THE EFFECTIVE DATE OF THE PLAN AND FEBRUARY 28, 2005:

  A.
  Each Beneficial Owner may transfer its Senior Notes only if (1) such transfer involves a transfer to one or more existing holders of Large Note Claims or (2) such transfer involves a transfer of 100% of the aggregate principal amount of the Senior Notes owned by the transferring holder; and

  B.
  Any transfer of Senior Notes shall be made only to a transferee who agrees to be bound by the transfer restrictions set forth in subparagraph A above and this subparagraph B and who agrees to give notice of such transfer restrictions to any subsequent transferee; and

  C.
  Any purported transfer not in compliance with subparagraphs A and B above shall be null and void and neither AET nor the Reorganized AET shall be required to recognize such purported transfer for any purpose whatsoever.

Item 3.    Certification.

        By signing this Large Note Claim Master Ballot, the undersigned certifies that:

SAMPLE ONLY. DO NOT USE.

        (a) each Beneficial Owner of the Large Note Claims listed in Item 2 above has been provided with and has been afforded the opportunity to read and review a copy of the Solicitation and Disclosure Statement, including the exhibits thereto;

        (b) each Beneficial Owner has acknowledged that the solicitation of votes is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement and that it is to be bound by the transfer restrictions set forth in the Large Note Claim Ballot;

        (c) it has been authorized by each Beneficial Owner to vote on the Plan and to deliver an ATOP instruction in respect of such Beneficial Owner's Senior Notes to DTC, classifying such Beneficial Owner's Claims as either Small Note Claims or Large Note Claims as of the Voting Record Date;

        (d) it has submitted ATOP instructions to DTC with respect to the Senior Notes; and

        (e) it will retain the Large Note Claim Ballots returned by the Beneficial Owners identified in Item 2 hereof for at least one (1) year after the Voting Deadline (or such other date as may be set by subsequent Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Debtors, the Indenture Trustee, the Senior Note Disbursing Agent or the Voting Agent, if so required.

Name of Broker, Bank or Other Nominee:

(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

(Print or Type)
Participant Number:
Social Security or Federal Tax I.D. No.:
(If Applicable)
Signature:
By:
(If Appropriate)
Title:
(If Appropriate)
Street Address:
City, State, Zip Code:
Telephone Number: ( )
Date Completed:

SAMPLE ONLY. DO NOT USE.

THIS LARGE NOTE CLAIM MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS LARGE NOTE CLAIM MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE LARGE NOTE CLAIM MASTER BALLOT, LARGE NOTE CLAIM BALLOT, SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

PLEASE RETURN THE LARGE NOTE CLAIM MASTER BALLOTS BY MAIL, COURIER OR HAND DELIVERY TO THE FOLLOWING ADDRESS:

    BANKRUPTCY SERVICES, LLC
    757 THIRD AVENUE, 3rd FLOOR
    NEW YORK, NY 10017
    ATTN: AET BALLOT PROCESSING

SAMPLE ONLY. DO NOT USE.

INSTRUCTIONS FOR COMPLETING THE LARGE NOTE CLAIM MASTER BALLOT

VOTING DEADLINE:

        The Voting Deadline is 5:00 p.m., Eastern Standard Time, on November 24, 2004, unless the Debtors extend the Voting Deadline with the consent of the Restructuring Agreement Noteholders. In such event, the term "Voting Deadline" means the latest time and date as to which this solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. To have the vote of your customers count, you must complete, sign and return this Large Note Claim Master Ballot so that it is received by the Voting Agent on or before the Voting Deadline.

        In case of an extension of the Voting Deadline, the Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

ATOP INSTRUCTIONS:

        In order to be placed in either the Class of Large Note Claims or the Class of Small Note Claims, Beneficial Owners must tender their Senior Notes through DTC's ATOP system, after which tender their Senior Notes may not be withdrawn from ATOP. Beneficial Owners may, however, after such tender, (I) continue to trade their Senior Notes, by contacting the Senior Note Disbursing Agent as described below, and (II) change or revoke the votes cast on their Large Note Claim Ballots and/or Small Note Claim Ballots, pursuant to the terms contained in the ballots and the Solicitation and Disclosure Statement.

          1.    For those Beneficial Owners listed in Item 2, DTC participants must: (a) include the "VOI" number in the Master Ballot; and (b) electronically transmit their securities by causing DTC to transfer the Senior Notes to the Senior Note Disbursing Agent in accordance with DTC's ATOP procedures for transfer. DTC will then send an Agent's Message to the Senior Note Disbursing Agent.

            i.    The term "Agent's Message" means a message transmitted by DTC to, and received by, the Senior Note Disbursing Agent and forming a part of the Book-Entry Confirmation.

            ii.    The term "Book-Entry Confirmation" means the confirmation of a book-entry transfer into the Senior Note Disbursing Agent's account at DTC, as described above.

          2.    The Senior Note Disbursing Agent will establish accounts for both the holders of Large Note Claims and Small Note Claims for purposes of the Plan, and any financial institution that is a participant in the DTC system may make book-entry delivery of the Senior Notes by causing DTC to transfer such Senior Notes into the appropriate account, in accordance with DTC's procedures for such transfer. Timely book-entry delivery of the Senior Notes pursuant to the Plan, however, requires the receipt of a Book-Entry Confirmation prior to the Voting Deadline. Delivery of a Book-Entry Confirmation to DTC does not constitute delivery to the Voting Agent.

          3.    If you have any questions regarding the transfer of securities through DTC, or if a Beneficial Owner wishes to effectuate a transfer of their Senior Notes after delivery of the Book-Entry Confirmation, please contact the Senior Note Disbursing Agent:

Wells Fargo Bank, National Association
Carrie M. Benson
612-316-0766
 carrie.m.benson@wellsfargo.com

SAMPLE ONLY. DO NOT USE.

HOW TO VOTE:

        If you are both a Nominee for Beneficial Owners and a Beneficial Owner of Large Note Claims and you wish to vote your Large Note Claims, you must: (a) complete and execute a Large Note Claim Ballot; (b) include your beneficial interest on the Large Note Claim Master Ballot; (c) return the Large Note Claim Master Ballot; and (d) retain the Large Note Claim Ballot in your files for at least one year from the Voting Deadline.

        If you are transmitting the votes of any Beneficial Owner(s), other than yourself, of Large Note Claims, you must:

          1.    Deliver the Large Note Claim Ballot to the Beneficial Owner(s), along with the Solicitation and Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Owner(s) to complete and execute such ballot voting to accept or reject the Plan, and (b) the Beneficial Owner(s) must return the completed, executed ballot to you in sufficient time to enable you to complete the Large Note Claim Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

          2.    With respect to all of the Large Note Claim Ballots returned to you, properly complete the Large Note Claim Master Ballot, as follows:

            i.    Check the appropriate box in Item 1 on the Large Note Claim Master Ballot;

            ii.    Indicate the votes to accept or reject the Plan in Item 2 of the Large Note Claim Master Ballot, as transmitted to you by the Beneficial Owner(s) of the Large Note Claims. To identify such Beneficial Owner(s) without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each Beneficial Owner and the assigned number). Any Large Note Claim Ballot or Large Note Claim Master Ballot that is validly executed but that does not indicate acceptance or rejection of the Plan by the indicated beneficial owner will not be counted;

            iii.    Review the certification in Item 3 of the Large Note Claim Master Ballot;

            iv.    Sign and date the Large Note Claim Master Ballot and provide the remaining information requested;

            v.    If additional space is required to respond to any item on the Large Note Claim Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Large Note Claim Master Ballot to which you are responding;

            vi.    Contact the Voting Agent to arrange for delivery of the completed Large Note Claim Master Ballot to its office; and

            vii.    Deliver the completed, executed Large Note Claim Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Large Note Claim Ballot returned to you by a Beneficial Owner, retain such Large Note Claim Ballot in your files for at least one year from the Voting Deadline.

PLEASE NOTE:

        This Large Note Claim Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities, if any.

        No Large Note Claim Ballot or Large Note Claim Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

SAMPLE ONLY. DO NOT USE.

        No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Large Note Claim Ballot and other enclosed materials to the Beneficial Owners of Senior Notes held by you as a Nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS LARGE NOTE CLAIM MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE LARGE NOTE CLAIM MASTER BALLOT, LARGE NOTE CLAIM BALLOT, SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

QUESTIONS REGARDING DTC'S ATOP PROCEDURES SHOULD BE DIRECTED TO THE SENIOR NOTE DISBURSING AGENT AT WELLS FARGO BANK, NATIONAL ASSOCIATION, ATTENTION CARRIE M. BENSON, AT EITHER (612)-316-0766 OR CARRIE.M.BENSON@WELLSFARGO.COM.

SAMPLE ONLY. DO NOT USE.

IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED
AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

BALLOT FOR ACCEPTING OR REJECTING
PLAN OF REORGANIZATION OF

APPLIED EXTRUSION TECHNOLOGIES, INC.
APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

THE VOTING DEADLINE IS NOVEMBER 24, 2004 AT 5:00 P.M., EASTERN STANDARD TIME, UNLESS EXTENDED BY THE DEBTORS WITH THE CONSENT OF THE RESTRUCTURING AGREEMENT NOTEHOLDERS. YOUR BALLOT MUST BE RECEIVED BY YOUR BROKER, BANK OR OTHER NOMINEE, OR SUCH PERSON'S PROXY HOLDER OR AGENT (THE "NOMINEE") WITHIN SUFFICIENT TIME OF THAT DATE TO ENABLE THE NOMINEE TO SUBMIT A BALLOT ON YOUR BEHALF.

PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS BEFORE COMPLETING THE BALLOT. PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN. YOUR NOMINEE IS COMPLETING A MASTER BALLOT ON YOUR BEHALF. CONSEQUENTLY, YOU MUST ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR BALLOT, COMPLETE THE MASTER BALLOT AND SUBMIT THE MASTER BALLOT SO THAT IT IS RECEIVED BY THE VOTING AGENT BEFORE THE NOVEMBER 24, 2004 VOTING DEADLINE.

Class 4—Small Note Claims

        If you are a beneficial owner of Small Note Claims(1) against Applied Extrusion Technologies, Inc. ("AET") or Applied Extrusion Technologies (Canada), Inc. ("AET Canada", together with AET, the "Debtors"), please use this ballot (this "Small Note Claim Ballot") to cast your vote to accept or reject the Plan of Reorganization of AET and AET Canada (as may be amended, modified or supplemented from time to time in accordance with the terms therein, the "Plan"). The Plan is Exhibit A to the Solicitation and Disclosure Statement, dated November 1, 2004 (the "Solicitation and Disclosure Statement"), which accompanies this Small Note Claim Ballot.

(1)
"Small Note Claims" means all Claims (including without limitation all guaranty Claims) arising from, related to or connected with the Senior Notes that are less than $500,000 in principal amount, as more fully set forth in the Plan and the Solicitation and Disclosure Statement. The Senior Notes (the "Senior Notes") are the 10 3/4% Senior Notes due 2011 issued by AET under the Indenture dated as of June 19, 2001 among AET, AET Canada and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, CUSIP NO. 038196AD3.

        The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        Before you vote, you should review the Solicitation and Disclosure Statement and the Plan for its effects on holders of claims against the Debtors. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your Claim has been placed in Class 4 under the Plan. In respect of Class 4, the Plan contemplates substantively consolidating the Debtors solely for the purposes of voting, confirmation and distribution.

SAMPLE ONLY. DO NOT USE.

        All Holders of Small Note Claims, regardless of whether voting to accept or reject the Plan, should submit this Small Note Claim Ballot to their Nominee for purposes of placement in the Class of Small Note Claims. Failure to submit a Small Note Claim Ballot may result in a distribution of Cash in an amount of the Small Noteholder Allocation on account of your Claim. Please see the Plan for further details.

        After the Voting Deadline, the vote represented by this Small Note Claim Ballot is irrevocable and you may not change or withdraw your vote without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown. This Small Note Claim Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan, to make the certifications set forth below and/or to be placed in the Class of Small Note Claims.

INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote on their proposed Plan. Please review the Solicitation and Disclosure Statement and Plan carefully before you vote. All capitalized terms used in this Small Note Claim Ballot but not otherwise defined herein shall have the meanings given to such terms in the Plan.

        The Voting Deadline is 5:00 p.m., Eastern Standard Time, on November 24, 2004, unless the Debtors extend the Voting Deadline with the consent of the Restructuring Agreement Noteholders. In such event, the term "Voting Deadline" means the latest time and date as to which this solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. In case of an extension of the Voting Deadline, the Debtors do not intend to change the Voting Record Date, but reserve their right to do so. Your Nominee must cast your vote on your behalf on a Master Ballot prior to the Voting Deadline. Please allow sufficient time for your ballot to reach your Nominee.

        This Small Note Claim Ballot does not constitute and shall not be deemed to constitute (a) a proof of claim or (b) an admission by the Debtors of the nature, validity or amount of any claim.

        To complete the Small Note Claim Ballot properly, take the following steps:

  1.
  COMPLETE ITEM 1 (if not already filled out by your Nominee) AND ITEM 2. Small Note Claim Ballots that are signed and returned but do not indicate acceptance or rejection of the Plan will not be counted. A Small Note Claim Ballot accepting or rejecting the Plan may not be revoked or changed after the Voting Deadline without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown.

  2.
  REVIEW THE CERTIFICATIONS CONTAINED IN ITEM 3.

  3.
  SIGN THE SMALL NOTE CLAIM BALLOT.

  4.
  RETURN THE SMALL NOTE CLAIM BALLOT TO YOUR NOMINEE (you must make sure your Nominee receives your Small Note Claim Ballot in time for your Nominee to submit it to the Voting Agent before the Voting Deadline).

Item 1.    Principal Amount of Small Note Claims Held.

        The undersigned certifies that as of the October 8, 2004 Voting Record Date, the undersigned was the beneficial holder of Small Note Claims in the following aggregate unpaid principal amount (insert amount in the applicable box below). If your Senior Notes are held by a Nominee on your behalf and you do not know the amount, please contact your Nominee immediately to obtain this information.

        A.    Name of Holder                                                  (Insert your name if the Small Note Claims are held by you in record name or, if held in street name, insert the name of your broker or bank.)

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        B.    Principal Amount of Senior Notes Upon Which Small Note Claims Are Based.

$

Item 2.    Class 4 Vote.

        The beneficial owner of the Small Note Claims identified in Item 1 votes as follows (check one box only, if you do not check a box your vote will not be counted):

Accept the Plan ☐	Reject the Plan ☐

        THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE RELEASED ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE ARTICLE X OF THE PLAN AND PART II.K. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

        FAILURE BY YOU OR YOUR NOMINEE TO TIMELY SUBMIT THE BALLOT OR THE MASTER BALLOT MAY RESULT IN A DISTRIBUTION OF CASH IN AN AMOUNT OF THE SMALL NOTEHOLDER ALLOCATION ON ACCOUNT OF YOUR CLAIM. PLEASE SEE THE PLAN FOR FURTHER DETAILS.

Item 3.    Certification.

        By returning this Small Note Claim Ballot, the beneficial owner of the Small Note Claims listed in Item 1 certifies that (a) it has full power and authority to vote to accept or reject the Plan with respect to the Senior Notes listed in Item 1, (b) it was the beneficial owner of Small Note Claim(s) based upon the Senior Notes listed in Item 1 on October 8, 2004, (c) it has received, read and reviewed a copy of the Solicitation and Disclosure Statement (including the exhibits thereto), (d) it understands that the solicitation of votes for the Plan is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement, (e) no other ballots with respect to the Small Note Claims listed in Item 1 have been cast or, if any other ballots have been cast with respect to such Small Note Claims, such earlier ballots are hereby revoked, (f) it understands and acknowledges that the securities being distributed pursuant to the Plan are not being distributed pursuant to a registration statement filed with the United States Securities and Exchange Commission and that such securities will be acquired for such person's or entity's own account and not with a view to any distribution of such securities in violation of the United States Securities Act of 1933, (g) such beneficial owner authorizes its Nominee to treat this ballot as a direction to include its Claim as a Small Note Claim on the Master Ballot and provide notification and tender of its Senior Notes through the Depository Trust Company Automated Tender Offer Program ("ATOP"), (h) it understands that, upon the tender of its Senior Notes through ATOP, it shall not have a right of withdrawal from ATOP and its Nominee must coordinate with the Senior Note Disbursing Agent to effectuate a transfer of its Senior Notes prior to the Effective Date, (i) it understands that, upon the tender of its Senior Notes through ATOP, it may change or revoke the vote cast by this Small Note Claim Ballot, pursuant to the terms contained herein and in the Solicitation and Disclosure Statement, and it may continue to trade its Senior Notes by contacting the Senior Note Disbursing Agent at Wells Fargo Bank, National Association, attention Carrie M. Benson, at either 612-316-0766 or carrie.m.benson@wellsfargo.com, and (j) all authority conferred or agreed to be conferred pursuant to this Small Note Claim Ballot, and every obligation of the undersigned hereunder, shall be binding upon the transferees,

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successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Name:
(Print or Type)
Social Security or Federal Tax I.D. No.:
(Optional)
Signature:
By:
(If Appropriate)
Title:
(If Appropriate)
Street Address:
City, State, Zip Code:
Telephone Number:	(	)
Date Completed:

        No fees, commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. This Small Note Claim Ballot shall not constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED. PLEASE ALLOW SUFFICIENT TIME FOR YOUR SMALL NOTE CLAIM BALLOT TO REACH YOUR NOMINEE AND FOR YOUR NOMINEE TO SUBMIT AND PROCESS THE MASTER BALLOT BEFORE THE VOTING DEADLINE.

        IF YOU HAVE ANY QUESTIONS REGARDING THIS SMALL NOTE CLAIM BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ANOTHER BALLOT OR ADDITIONAL COPIES OF THE SOLICITATION AND DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

        IF AFTER YOUR SENIOR NOTES HAVE BEEN TENDERED THROUGH ATOP YOU WISH TO TRADE YOUR SENIOR NOTES, PLEASE CONTACT THE SENIOR NOTE DISBURSING AGENT AT WELLS FARGO BANK, NATIONAL ASSOCIATION, ATTENTION CARRIE M. BENSON, AT EITHER (612)-316-0766 OR CARRIE.M.BENSON@WELLSFARGO.COM.

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SAMPLE ONLY. DO NOT USE.

IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED
AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT

MASTER BALLOT FOR ACCEPTING OR REJECTING
PLAN OF REORGANIZATION OF

APPLIED EXTRUSION TECHNOLOGIES, INC.
APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.

Class 4—Small Note Claims

THE VOTING DEADLINE IS NOVEMBER 24, 2004 AT 5:00 P.M., EASTERN STANDARD TIME, UNLESS EXTENDED BY THE DEBTORS WITH THE CONSENT OF THE RESTRUCTURING AGREEMENT NOTEHOLDERS. YOUR BALLOT MUST BE RECEIVED BY THE VOTING AGENT, BANKRUPTCY SERVICES, LLC, BY THE VOTING DEADLINE, OR THE VOTES REPRESENTED BY YOUR BALLOT WILL NOT BE COUNTED.

PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS MASTER BALLOT (THE "SMALL NOTE CLAIM MASTER BALLOT") AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED ENVELOPE TO THE VOTING AGENT AT 757 THIRD AVENUE, 3rd FLOOR, NEW YORK, NY 10017, ATTN: AET BALLOT PROCESSING. YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THE SMALL NOTE CLAIM MASTER BALLOT IS RECEIVED BY THE VOTING AGENT BY THE VOTING DEADLINE.

        This Small Note Claim Master Ballot is to be used by you, as a broker, bank or other nominee, or as such person's proxy holder or agent (each of the foregoing, a "Nominee"), for beneficial owners of Small Note Claims(1) ("Beneficial Owners") against Applied Extrusion Technologies, Inc. ("AET") or Applied Extrusion Technologies (Canada), Inc. ("AET Canada", together with AET, the "Debtors"). This Small Note Claim Master Ballot is being sent to Nominees for such Nominees to: (a) cast votes to accept or reject the Plan of Reorganization of AET and AET Canada (as may be amended, modified or supplemented from time to time in accordance with the terms therein, the "Plan") on behalf of and in accordance with the ballots cast by the Beneficial Owners of Class 4 Small Note Claims (the "Small Note Claim Ballots"); and (b) to deliver notification through the Depository Trust Company ("DTC") Automated Tender Offer Program ("ATOP") of the status of the Beneficial Owners who cast Small Note Claim Ballots as Holders of Small Note Claims as of the October 8, 2004 Voting Record Date.

(1)
"Small Note Claims" means all Claims (including without limitation all guaranty Claims) arising from, related to or connected with the Senior Notes that are less than $500,000 in principal amount, as more fully set forth in the Plan and the Solicitation and Disclosure Statement. The Senior Notes (the "Senior Notes") are the 10 3/4% of Senior Notes due 2011 issued by AET under the Indenture dated as of June 19, 2001 among AET, AET Canada and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, CUSIP NO. 038196AD3.

All capitalized terms used in this Small Note Claim Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Plan. The Plan is Exhibit A to the Solicitation and Disclosure Statement, dated November 1, 2004 (the "Solicitation and Disclosure Statement"), which accompanies this Small Note Claim Master Ballot. In respect of Class 4, the Plan contemplates substantively consolidating the Debtors solely for the purposes of voting, confirmation and distribution.

        The Plan can be confirmed by the United States Bankruptcy Court and thereby made binding upon you and the Beneficial Owners for which you are the Nominee, whether or not you vote, if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the

5

SAMPLE ONLY. DO NOT USE.

Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. After the Voting Deadline, the votes represented by this Small Note Claim Master Ballot are irrevocable and you may not change or withdraw the votes listed in Item 2 without the permission of the Bankruptcy Court, granted after notice and a hearing, and for cause shown. This Small Note Claim Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the plan.

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS SMALL NOTE CLAIM MASTER BALLOT AND RETURN IT SO THAT IT IS RECEIVED BY THE VOTING AGENT ON OR BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED. IF A MASTER BALLOT IS NOT COMPLETED, SIGNED AND TIMELY RECEIVED BY THE VOTING AGENT, ANY VOTES TRANSMITTED THEREBY WILL NOT BE COUNTED, WHICH MAY RESULT IN A DISTRIBUTION OF CASH IN AN AMOUNT OF THE SMALL NOTEHOLDER ALLOCATION TO THE HOLDERS OF THE SENIOR NOTES FOR WHOM YOU ARE THE NOMINEE. ALL HOLDERS OF SMALL NOTE CLAIMS, REGARDLESS OF WHETHER VOTING TO ACCEPT OR REJECT THE PLAN, SHOULD SUBMIT THE SMALL NOTE CLAIM BALLOT TO YOU AS THEIR NOMINEE FOR PURPOSES OF PLACEMENT IN THE CLASS OF SMALL NOTE CLAIMS.

Item 1.    Certification of Authority to Vote.

The undersigned certifies that as of the October 8, 2004 Voting Record Date, the undersigned (please check the applicable box):

☐
Is a broker, bank or other nominee for the Beneficial Owners of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below, and is the registered holder of such Senior Note Claims; or

☐
Is acting under a power of attorney or agency (a copy of which will be provided upon request) granted by a broker, bank or other nominee that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below; or

☐
Has been granted a proxy (an original of which is attached hereto) from a broker, bank or other nominee, or a Beneficial Owner, that is the registered holder of the aggregate principal amounts of the Senior Note Claims listed in Item 2 below;

And, accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Beneficial Owners of the Small Note Claims listed in Item 2 below.

Item 2.    Class 4 Vote.

        The undersigned transmits the following votes and proxies of Beneficial Owners and certifies that the following Beneficial Owners, as identified by the respective customer account numbers set forth below, (i) have certified that they are Beneficial Owners of Small Note Claims as of the October 8, 2004 Voting Record Date and (ii) have delivered to the undersigned, as Nominee, Small Note Claim Ballots casting such votes.

        Indicate in the appropriate column the aggregate principal amount of Senior Notes voted for each account, or attach such information to this Small Note Claim Master Ballot in the form of the following table.

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SAMPLE ONLY. DO NOT USE.

Class 4—Small Note Claims

Your Customer Account Number for Each Beneficial Owner of Senior Notes Upon Which Small Note Claims are Based	Principal Amount of Senior Notes Upon Which Small Note Claims are Based Voted to ACCEPT the Plan		Principal Amount of Senior Notes Upon Which Small Note Claims are Based Voted to REJECT the Plan	Total Principal Amount of Senior Notes Upon Which Small Note Claims are Based	VOI Number
1.	$	OR	$
2.	$	OR	$
3.	$	OR	$
4.	$	OR	$
5.	$	OR	$
6.	$	OR	$
7.	$	OR	$
8.	$	OR	$
9.	$	OR	$
10.	$	OR	$
TOTALS	$		$

        THE PLAN PROVIDES THAT HOLDERS OF CLAIMS WHO ACCEPT THE PLAN SHALL BE DEEMED TO HAVE RELEASED ALL CLAIMS AGAINST CERTAIN PARTIES UPON THE EFFECTIVE DATE OF THE PLAN. THE PLAN ALSO PROVIDES FOR AN INJUNCTION PREVENTING ALL HOLDERS OF CLAIMS THAT ARE DISCHARGED UNDER THE PLAN FROM TAKING CERTAIN ACTIONS ON ACCOUNT OF SUCH CLAIMS. PLEASE SEE ARTICLE X OF THE PLAN AND PART II.K. OF THE SOLICITATION AND DISCLOSURE STATEMENT FOR FURTHER INFORMATION ABOUT THE RELEASES AND THE INJUNCTION.

Item 3.    Certification.

        By signing this Small Note Claim Master Ballot, the undersigned certifies that:

        (a)   each Beneficial Owner of the Small Note Claims listed in Item 2 above has been provided with and has been afforded the opportunity to read and review a copy of the Solicitation and Disclosure Statement, including the exhibits thereto;

        (b)   each Beneficial Owner has acknowledged that the solicitation of votes is subject to all the terms and conditions set forth in the Solicitation and Disclosure Statement;

        (c)   it has been authorized by each Beneficial Owner to vote on the Plan and to deliver an ATOP instruction in respect of such Beneficial Owner's Senior Notes to DTC, classifying such Beneficial Owner's Claims as either Small Note Claims or Large Note Claims as of the Voting Record Date;

        (d)   it has submitted ATOP instructions to DTC with respect to the Senior Notes; and

        (e)   it will retain the Small Note Claim Ballots returned by the Beneficial Owners identified in Item 2 hereof for at least one (1) year after the Voting Deadline (or such other date as may be set by

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subsequent Bankruptcy Court order) for disclosure to the Bankruptcy Court, the Debtors, the Indenture Trustee, the Senior Note Disbursing Agent or the Voting Agent, if so required.

Name of Broker, Bank or Other Nominee:

(Print or Type)
Name of Proxy Holder or Agent for Broker, Bank or Other Nominee (if applicable):

(Print or Type)
Participant Number:
Social Security or Federal Tax I.D. No.:
(If Applicable)
Signature:
By:
(If Appropriate)
Title:
(If Appropriate)
Street Address:
City, State, Zip Code:
Telephone Number: ( )
Date Completed:

THIS SMALL NOTE CLAIM MASTER BALLOT MUST BE RECEIVED BY THE VOTING AGENT BEFORE THE VOTING DEADLINE OF 5:00 P.M., EASTERN STANDARD TIME, ON NOVEMBER 24, 2004, UNLESS SUCH TIME IS EXTENDED, OR THE VOTES TRANSMITTED HEREBY WILL NOT BE COUNTED.

IF YOU HAVE ANY QUESTIONS REGARDING THIS SMALL NOTE CLAIM MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE SMALL NOTE CLAIM MASTER BALLOT, SMALL NOTE CLAIM BALLOT, SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

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SAMPLE ONLY. DO NOT USE.

PLEASE RETURN THE SMALL NOTE CLAIM MASTER BALLOTS BY MAIL, COURIER OR HAND DELIVERY TO THE FOLLOWING ADDRESS:

  BANKRUPTCY SERVICES, LLC
  757 THIRD AVENUE, 3rd FLOOR
  NEW YORK, NY 10017
  ATTN: AET BALLOT PROCESSING

INSTRUCTIONS FOR COMPLETING THE SMALL NOTE CLAIM MASTER BALLOT

VOTING DEADLINE:

        The Voting Deadline is 5:00 p.m., Eastern Standard Time, on November 24, 2004, unless the Debtors extend the Voting Deadline with the consent of the Restructuring Agreement Noteholders. In such event, the term "Voting Deadline" means the latest time and date as to which this solicitation is extended. Any such extension will be followed as promptly as practicable by notice thereof by press release or other public announcement. To have the vote of your customers count, you must complete, sign and return this Small Note Claim Master Ballot so that it is received by the Voting Agent on or before the Voting Deadline.

        In case of an extension of the Voting Deadline, the Debtors do not intend to change the Voting Record Date, but reserve their right to do so.

ATOP INSTRUCTIONS:

        In order to be placed in either the Class of Large Note Claims or the Class of Small Note Claims, Beneficial Owners must tender their Senior Notes through DTC's ATOP system, after which tender their Senior Notes may not be withdrawn from ATOP. Beneficial Owners may, however, after such tender, (I) continue to trade their Senior Notes, by contacting the Senior Note Disbursing Agent as described below, and (II) change or revoke the votes cast on their Large Note Claim Ballots and/or Small Note Claim Ballots, pursuant to the terms contained in the ballots and the Solicitation and Disclosure Statement.

          1.     For those Beneficial Owners listed in Item 2, DTC participants must: (a) include the "VOI" number in the Master Ballot; and (b) electronically transmit their securities by causing DTC to transfer the Senior Notes to the Senior Note Disbursing Agent in accordance with DTC's ATOP procedures for transfer. DTC will then send an Agent's Message to the Senior Note Disbursing Agent.

            i.      The term "Agent's Message" means a message transmitted by DTC to, and received by, the Senior Note Disbursing Agent and forming a part of the Book-Entry Confirmation.

            ii.     The term "Book-Entry Confirmation" means the confirmation of a book-entry transfer into the Senior Note Disbursing Agent's account at DTC, as described above.

          2.     The Senior Note Disbursing Agent will establish accounts for both the holders of Large Note Claims and Small Note Claims for purposes of the Plan, and any financial institution that is a participant in the DTC system may make book-entry delivery of the Senior Notes by causing DTC to transfer such Senior Notes into the appropriate account, in accordance with DTC's procedures for such transfer. Timely book-entry delivery of the Senior Notes pursuant to the Plan, however, requires the receipt of a Book-Entry Confirmation prior to the Voting Deadline. Delivery of a Book-Entry Confirmation to DTC does not constitute delivery to the Voting Agent.

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          3.     If you have any questions regarding the transfer of securities through DTC, or if a Beneficial Owner wishes to effectuate a transfer of their Senior Notes after delivery of the Book-Entry Confirmation, please contact the Senior Note Disbursing Agent:

Wells Fargo Bank, National Association
Carrie M. Benson
612-316-0766
 carrie.m.benson@wellsfargo.com

HOW TO VOTE:

        If you are both a Nominee for Beneficial Owners and a Beneficial Owner of Small Note Claims and you wish to vote your Small Note Claims, you must: (a) complete and execute a Small Note Claim Ballot; (b) include your beneficial interest on the Small Note Claim Master Ballot; (c) return the Small Note Claim Master Ballot; and (d) retain the Small Note Claim Ballot in your files for at least one year from the Voting Deadline.

        If you are transmitting the votes of any Beneficial Owner(s), other than yourself, of Small Note Claims, you must:

          1.     Deliver the Small Note Claim Ballot to the Beneficial Owner(s), along with the Solicitation and Disclosure Statement and other materials requested to be forwarded, and take the necessary actions to enable such Beneficial Owner(s) to complete and execute such ballot voting to accept or reject the Plan, and (b) the Beneficial Owner(s) must return the completed, executed ballot to you in sufficient time to enable you to complete the Small Note Claim Master Ballot and deliver it to the Voting Agent before the Voting Deadline; and

          2.     With respect to all of the Small Note Claim Ballots returned to you, properly complete the Small Note Claim Master Ballot, as follows:

            i.      Check the appropriate box in Item 1 on the Small Note Claim Master Ballot;

            ii.     Indicate the votes to accept or reject the Plan in Item 2 of the Small Note Claim Master Ballot, as transmitted to you by the Beneficial Owner(s) of the Small Note Claims. To identify such Beneficial Owner(s) without disclosing their names, please use the customer account number assigned by you to each such Beneficial Owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each Beneficial Owner and the assigned number). Any Small Note Claim Ballot or Small Note Claim Master Ballot that is validly executed but that does not indicate acceptance or rejection of the Plan by the indicated Beneficial Owner will not be counted;

            iii.    Review the certification in Item 3 of the Small Note Claim Master Ballot;

            iv.    Sign and date the Small Note Claim Master Ballot and provide the remaining information requested;

            v.     If additional space is required to respond to any item on the Small Note Claim Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable Item of the Small Note Claim Master Ballot to which you are responding;

            vi.    Contact the Voting Agent to arrange for delivery of the completed Small Note Claim Master Ballot to its office; and

            vii.   Deliver the completed, executed Small Note Claim Master Ballot so that it is actually received by the Voting Agent on or before the Voting Deadline. For each completed, executed Small Note Claim Ballot returned to you by a Beneficial Owner, retain such Small Note Claim Ballot in your files for at least one year from the Voting Deadline.

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PLEASE NOTE:

        This Small Note Claim Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Holders should not surrender, at this time, certificates representing their securities, if any.

        No Small Note Claim Ballot or Small Note Claim Master Ballot shall constitute or be deemed a proof of claim or equity interest or an assertion of a claim or equity interest.

        No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting votes on the Plan. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Small Note Claim Ballot and other enclosed materials to the Beneficial Owners of Senior Notes held by you as a Nominee or in a fiduciary capacity. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of your securities pursuant to and following confirmation of the Plan.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE VOTING AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE ENCLOSED DOCUMENTS.

IF YOU HAVE ANY QUESTIONS REGARDING THIS SMALL NOTE CLAIM MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE SMALL NOTE CLAIM MASTER BALLOT, SMALL NOTE CLAIM BALLOT, SOLICITATION AND DISCLOSURE STATEMENT OR OTHER RELATED MATERIALS, PLEASE CALL THE VOTING AGENT, TOLL FREE, AT (866)-258-8898.

QUESTIONS REGARDING DTC'S ATOP PROCEDURES SHOULD BE DIRECTED TO THE SENIOR NOTE DISBURSING AGENT AT WELLS FARGO BANK, NATIONAL ASSOCIATION, ATTENTION CARRIE M. BENSON, AT EITHER (612)-316-0766 OR CARRIE.M.BENSON@WELLSFARGO.COM.

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  EXHIBIT 20.2
IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT BALLOT FOR ACCEPTING OR REJECTING PLAN OF REORGANIZATION OF APPLIED EXTRUSION TECHNOLOGIES, INC. APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.
Class 3—Large Note Claims
INSTRUCTIONS FOR COMPLETING THE BALLOT
Class 3—Large Note Claims
IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT BALLOT FOR ACCEPTING OR REJECTING PLAN OF REORGANIZATION OF APPLIED EXTRUSION TECHNOLOGIES, INC. APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC.
INSTRUCTIONS FOR COMPLETING THE BALLOT
IMPORTANT: A BANKRUPTCY CASE HAS NOT BEEN COMMENCED AS OF THE DATE OF THE DISTRIBUTION OF THIS BALLOT
MASTER BALLOT FOR ACCEPTING OR REJECTING PLAN OF REORGANIZATION OF APPLIED EXTRUSION TECHNOLOGIES, INC. APPLIED EXTRUSION TECHNOLOGIES (CANADA), INC. Class 4—Small Note Claims
Class 4—Small Note Claims